Exhibit 10.1

We deliver notices regarding blackout periods regarding trading of the Company’s shares with the assistance of a service provider, which also maintains individualized online portals for each of the notices recipients. We delivered the following communications in relation to blackout periods from January 2024 to the date of this annual report:

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:January 30, 2024

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period of 30 calendar days for trading in Grifols securities has started today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:February 29, 2024

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:April 12, 2024

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period of 30 calendar days for trading in Grifols securities has started today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:May 14, 2024

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:June 30, 2024

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period of 30 calendar days for trading in Grifols securities has started today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:July 30, 2024

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:October 8, 2024

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period of 30 calendar days for trading in Grifols securities has started today.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:November 7, 2024

Subject: END OF LIMITED TRADING PERIOD

Inform you that the limited period related to Q3’24 for trading in Grifols securities ends today at 5:35pm CET (instead of at 8.30am CET).

Please disregard the previous automatic email sent today at 9:09am CET referring that a new limited trading period started today for the next 30 calendar days.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:January 27, 2025

Subject: COMMENCEMENT OF LIMITED TRADING PERIOD

You have received this electronic mail because you are subject to the Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market. We are also informing you that a limited trading period of 30 calendar days for Grifols securities has started today. This period may be extended once we know the final Q4’24 Earnings date and/or the Capital Markets Day.

For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.

Notice of Limited Trading Period

Grifols, S.A. (the “Company”)

To:All persons subject to Internal Code of Conduct of Grifols, S.A. regarding matters related to the Securities Market, as determined therein.

Date:February 27, 2025

Subject: END OF LIMITED TRADING PERIOD

You have received this electronic mail because you are affected by the Internal Code of Conduct of Grifols, S.A. in matters related to the Securities Market and to inform you that a limited period for trading in Grifols securities has ended today.
For more information, please access the portal via this [link].

Regards,

GRIFOLS, S.A.